INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 3
Dated as of November 20, 2017
among
HB HOLDINGS, LLC,
as Holdings,
HOSTESS BRANDS, LLC,
as Borrower,
PARENT HOLDCO,
THE SUBSIDIARY LOAN PARTIES,
THE LENDERS PARTY HERETO
and
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent,
_________________

CREDIT SUISSE SECURITIES (USA) LLC,

DEUTSCHE BANK SECURITIES INC.,
MORGAN STANLEY SENIOR FUNDING, INC.,
and
BARCLAYS BANK PLC
as Joint Lead Arrangers and Joint Bookrunners,
_________________

INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 3

This INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT NO. 3 (this “Agreement”), dated as of November 20, 2017, is made by and among HB Holdings, LLC, a Delaware limited liability company (“Holdings”), Hostess Brands, LLC, a Delaware limited liability company (the “Borrower”), each “Subsidiary Loan Party” listed on the signature pages hereto (each, a “Subsidiary Loan Party” and, collectively, jointly and severally, the “Subsidiary Loan Parties”), Hostess Holdco, LLC, a Delaware limited liability company (“Parent Holdco”), Credit Suisse AG, Cayman Islands Branch, as Administrative Agent under the Existing First Lien Credit Agreement (as defined below) (the “Administrative Agent”), and each of the Lenders party hereto.
PRELIMINARY STATEMENTS:
(1)    Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Second Amended and Restated First Lien Credit Agreement, dated as of August 3, 2015, as amended and restated on November 18, 2016 and as further amended and restated on May 19, 2017 (as may be further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing First Lien Credit Agreement”).
(2)    The Borrower has requested that the November 2017 Refinancing Term B Lenders (as defined below) provide November 2017 Refinancing Term B Loans (as defined below) in an aggregate principal amount of $993,762,492.19, as Refinancing Term Loans (as defined in the Existing First Lien Credit Agreement) pursuant to Section 2.21(j) of the Existing First Lien Credit Agreement.
(3)     On the November 2017 Effective Date (as defined below), each person that executes and delivers this Agreement as a November 2017 Refinancing Term B Lender will make November 2017 Refinancing Term B Loans to the Borrower in an aggregate principal amount equal to its November 2017 Refinancing Term B Loan Commitment (as defined below), the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term B Loans (as defined below) as of the November 2017 Effective Date.
(4)     With respect to the November 2017 Refinancing Term B Loan Commitments, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc. and Barclays Bank PLC will act as the joint lead arrangers (in such capacity, the “November 2017 Refinancing Arrangers”) and joint bookrunners.
(5)    The Administrative Agent, Holdings, the Borrower and the Lenders party hereto (which Lenders constitute the Lenders required pursuant to Section 9.08(b) of the Existing First Lien Credit Agreement) desire to memorialize the terms of this Agreement and to make certain other changes set forth herein and in the Amended First Lien Credit Agreement (as defined below) by amending and restating, in accordance with Section 9.08(b) of the Existing First Lien Credit Agreement, the Existing First Lien Credit Agreement as set forth below, such amendment and restatement to become effective at the Amendment Effective Time (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
section 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended First Lien Credit Agreement. In addition, as used in this Agreement, the following terms have the meanings specified:
“Existing Term B Lender” shall mean a Lender with Existing Term B Loans outstanding immediately prior to the November 2017 Effective Date.
“Existing Term B Loans” shall mean the Term B Loans outstanding under the Existing First Lien Credit Agreement immediately prior to the November 2017 Effective Date.
“November 2017 Refinancing Term B Lender” shall mean a person with a November 2017 Refinancing Term B Loan Commitment on the November 2017 Effective Date. For the avoidance of doubt, an Existing Term B Lender immediately prior to the November 2017 Effective Date may also be a November 2017 Refinancing Term B Lender.
“November 2017 Refinancing Term B Loan” shall mean a Loan that is made pursuant to Section 2 of this Agreement.
“November 2017 Refinancing Term B Loan Commitment” shall mean, with respect to each November 2017 Refinancing Term B Lender, the commitment of such November 2017 Refinancing Term B Lender to make November 2017 Refinancing Term B Loans to the Borrower on the November 2017 Effective Date. The amount of each Lender’s November 2017 Refinancing Term B Loan Commitment as of the November 2017 Effective Date is set forth on Schedule 1 hereto.

SECTION 2.    Term B Loan Refinancing. Subject to the terms and conditions set forth herein, each of the November 2017 Refinancing Term B Lenders agrees to make November 2017 Refinancing Term B Loans to the Borrower on the November 2017 Effective Date in a principal amount equal to its November 2017 Refinancing Term B Loan Commitment. Unless previously terminated, the November 2017 Refinancing Term B Loan Commitments shall terminate upon the earlier of (i) the November 2017 Refinancing Term B Lender making the November 2017 Refinancing Term B Loans to the Borrower and (ii) 11:59 p.m., New York City time, on the November 2017 Effective Date.
SECTION 3.    Requests for November 2017 Refinancing Term B Loans. To request a Borrowing of November 2017 Refinancing Term B Loans on the November 2017 Effective Date, the Borrower shall notify the Administrative Agent of such request in writing not later than 1:00 p.m., New York City time, one Business Day prior to the November 2017 Effective Date (or such later time as the Administrative Agent may agree).
SECTION 4.    Representations of the Loan Parties. Each Loan Party hereby represents and warrants to the other parties hereto as of the November 2017 Effective Date that:
(a) this Agreement has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;
(b)    the representations and warranties of the Borrower and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects on and as of the November 2017 Effective Date (both before and after giving effect to the borrowing of the November 2017 Refinancing Term B Loans) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(c)    after giving effect to this Agreement, the execution, delivery and performance by each Loan Party of this Agreement (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (y) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (x) or (y) of this clause (c), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (z) result in the creation or imposition of any Lien upon or with respect to (1) any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens, or (2) any Equity Interests of the Borrower now owned or hereafter acquired by Holdings, other than Liens created by the Loan Documents or Liens permitted by Article VIA of the Amended First Lien Credit Agreement; and
(d) at the time of and immediately after giving effect to this Agreement, no Default or Event of Default has occurred or is continuing or shall result from this Agreement in respect of the November 2017 Refinancing Term B Loans or from the application of the proceeds therefrom.
SECTION 5.    Conditions of Lending. The obligations of the November 2017 Refinancing Term B Lenders to make November 2017 Refinancing Term B Loans on the November 2017 Effective Date are subject to the satisfaction (or waiver by a majority of the November 2017 Refinancing Term B Lenders) of the following conditions (the date of such satisfaction or waiver, the “November 2017 Effective Date”):
(a)    The Administrative Agent (or its counsel) shall have received (i) from each November 2017 Refinancing Term B Lender and (ii) from each of Parent Holdco, Holdings, the Borrower and the Subsidiary Loan Parties, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.
(b)    The Administrative Agent shall have received a Borrowing Request as set forth in Section 3 above and setting forth the information required by Section 2.03 of the Existing First Lien Credit Agreement, which Borrowing Request may be conditioned upon the effectiveness of this Agreement.
(c)    The Borrower shall have paid to the Administrative Agent, for the ratable account of each Existing Term B Lender immediately prior to the November 2017 Effective Date, simultaneously with the making of the November 2017 Refinancing Term B Loans, all accrued and unpaid interest and, to the extent required to be paid by the Loan Parties under the Loan Documents, fees and other amounts accrued and unpaid on the Existing Term B Loans to, but not including, the November 2017 Effective Date, and substantially simultaneously with the borrowing of the November 2017 Refinancing Term B Loans, the Existing Term B Loans shall be paid in full.
(d)    The Administrative Agent shall have received a certificate of the Executive Vice President or Vice President or similar officer of each Loan Party dated the November 2017 Effective Date:
(i)    either (x) attaching a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization or (y) with respect to any Loan Party other than the Borrower or Holdings., certifying there have been no changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since May 19, 2017 (the “May 2017 Effective Date”);
(ii)    attaching a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official);
(iii)    either (x) certifying that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the November 2017 Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying that there have been no changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the May 2017 Effective Date;
(iv)    certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents executed in connection with this Agreement to which such Loan Party is a party and, in the case of the Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the November 2017 Effective Date;
(v)    certifying as to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Agreement on behalf of such Loan Party; and
(vi)    certifying as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.
(e)    The Administrative Agent shall have received, on behalf of itself and the November 2017 Refinancing Term B Lenders, a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP (A) dated the November 2017 Effective Date, (B) addressed to the Administrative Agent and the November 2017 Refinancing Term B Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to this Agreement as the Administrative Agent shall reasonably request.

(f)    The Administrative Agent shall have received all fees payable thereto or to any November 2017 Refinancing Arranger or any November 2017 Refinancing Term B Lender, on or prior to the November 2017 Effective Date and, to the extent invoiced at least three Business Days prior to the November 2017 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the November 2017 Effective Date (which amounts may be offset against the proceeds of the November 2017 Refinancing Term B Loans made hereunder).
(g)    The Administrative Agent shall have received on or prior to the November 2017 Effective Date all documentation and other information of the type set forth in Section 3.25(a) of the Existing First Lien Credit Agreement, to the extent such information has been requested by the Administrative Agent not less than three Business Days prior to the November 2017 Effective Date.
(h)    The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower dated as of the November 2017 Effective Date, to the effect set forth in Sections 4(b) and 4(d) hereof.
SECTION 6.    Consent and Affirmation. Each of Parent Holdco, Holdings and the Subsidiary Loan Parties, in its capacity as a guarantor under the Parent Guarantee Agreement, Holdings Guarantee and Pledge Agreement and Subsidiary Guarantee Agreement, respectively, and, as applicable, a pledgor under the other Security Documents, hereby (i) consents to the execution, delivery and performance of this Agreement and agrees that each of the Parent Guarantee Agreement, Holdings Guarantee and Pledge Agreement and Subsidiary Guarantee Agreement, respectively, and the other Security Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the November 2017 Effective Date, except that, on and after the Amendment Effective Time, each reference to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended First Lien Credit Agreement and (ii) confirms that the Security Documents to which each of Holdings and the Subsidiary Loan Parties is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (which, for the avoidance of doubt, include the Obligations in respect of the November 2017 Refinancing Term B Loans incurred under this Agreement).
SECTION 7.    Amendment and Restatement of the Existing First Lien Credit Agreement. Immediately after the funding of the November 2017 Refinancing Term B Loans on the November 2017 Effective Date pursuant to Section 5 hereof (such time, the “Amendment Effective Time”), the Existing First Lien Credit Agreement shall be amended and restated in its entirety as set forth on Annex A hereto (the Existing First Lien Credit Agreement, as so amended and restated, the “Amended First Lien Credit Agreement”), and the Lenders party hereto (which Lenders constitute the Lenders required pursuant to Section 9.08(b) of the Existing First Lien Credit Agreement) consent to the Amended First Lien Credit Agreement and direct the Administrative Agent to enter into such other Loan Documents and to take such other actions as the Administrative

Agent determines may be necessary or desirable to give effect to the transactions contemplated hereby.
SECTION 8.    Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Time, each reference in the Amended First Lien Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended First Lien Credit Agreement. From and after the Amendment Effective Time, this Agreement shall be a Loan Document under the Existing First Lien Credit Agreement and the Amended First Lien Credit Agreement.
(a)    The Security Documents and each other Loan Document, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing First Lien Credit Agreement and the Amended First Lien Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (which, for the avoidance of doubt, include the Obligations in respect of the November 2017 Refinancing Term B Loans incurred under this Agreement) of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.
(b)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)    This Agreement shall constitute an “Incremental Assumption Agreement”, the November 2017 Refinancing Term B Lenders shall constitute “Refinancing Term Lenders” and “Lenders” and the November 2017 Refinancing Term B Loans shall constitute “Refinancing Term Loans”, “Term B Loans”, “Term Loans” and “Loans”, in each case, for all purposes of the Amended First Lien Credit Agreement and the other Loan Documents.
(d)    This Agreement shall constitute notice to the Administrative Agent required under Section 2.21(j) of the Existing First Lien Credit Agreement. In the event that the November 2017 Effective Date is a date less than five Business Days following the date of this Agreement, the Administrative Agent hereby confirms and agrees that, notwithstanding such shorter notice period, this Agreement constitutes valid notice of the November 2017 Effective Date in accordance with Section 2.21(j) of the Existing First Lien Credit Agreement.
SECTION 9.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Agreement.
SECTION 10.    Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 11.    Governing Law; Etc.
(a)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.05, 9.11 AND 9.15 OF THE EXISTING FIRST LIEN CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
SECTION 12.    No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing First Lien Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing First Lien Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.
SECTION 13.    Mortgage Amendments. The applicable Loan Party shall deliver to the Administrative Agent within 90 days after the November 2017 Effective Date, or such longer time as may be agreed by the Administrative Agent, any necessary amendment or modification, if any, to each Mortgage giving effect to this Agreement, in proper form for recording in all appropriate places in all applicable jurisdictions, together with such other documents relating to the Mortgages (including any modification and date down endorsements to the existing lender’s policies of title insurance insuring the liens of the Mortgages) as are reasonably requested by the Administrative Agent.
SECTION 14.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended First Lien Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
HB HOLDINGS, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory
HOSTESS HOLDCO, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory

[Signature Page to Incremental Assumption and Amendment Agreement No. 3]

HOSTESS BRANDS, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory
HOSTESS BRANDS SERVICES, LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory
HB HOLDINGS (RE), LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory
NEW HB ACQUISITION (RE), LLC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory
HOSTESS SUPERIOR CAKE PRODUCTS, INC

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory
SUPERIOR CAKE PRODUCTS, INC.

By:    /s/ Thomas A. Peterson
    Name: Thomas A. Peterson
    Title: Authorized Signatory

[Signature Page to Incremental Assumption and Amendment Agreement No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and November 2017 Refinancing Term B Lender

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Andres Griffin
Name: Andrew Griffin
Title:Authorized Signatory

[Signature Page to Incremental Assumption and Amendment Agreement No. 3]

SCHEDULE 1
November 2017 Refinancing Term B Loan Commitments

November 2017 Refinancing Term B Lender	November 2017 Refinancing Term B Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$993,762,492.19
Total:	$993,762,492.19

ANNEX A
Amended First Lien Credit Agreement
[See attached.]